This presentation includes forward-looking statements
which reflect the Company’s current views with respect
to future events and financial performance, but involve
uncertainties that could significantly impact results. The
Private Securities Litigation Reform Act of 1995
provides a “safe harbor” for such forward-looking
statements.

For FYE 1/31
Financial Highlights

For FYE 1/31
$
7
8
.
2
$
7
4
.
4
$
8
7
.
7
$
9
3
.
5
$
1
0
6
.
9
$
4
0
$
5
0
$
6
0
$
7
0
$
8
0
$
9
0
$
1
0
0
$
1
1
0
2
0
0
4
2
0
0
5
2
0
0
6
2
0
0
7
2
0
0
8
Net Sales

For FYE 1/31/2008
$30,208,043
Central
America
2.2%
Other
1.4%
Caribbean
4.7%
Southeast Asia
4.9%
Africa &
Middle East
7.2%
North Pacific
11.6%
Canada
19.2%
South America
19.7%
Europe
29.2%
International Net Sales
• Total International Sales increased 34%
 – Product Recovery/Pollution Control International
 Sales increased 72%
 – Filtration/Purification International Sales
 increased 27%

2007
75.9%
U. S. Sales
24.1%
Foreign Sales
2008
28.3%
Foreign Sales
71.7%
U. S. Sales
2008 International
• Growth in international markets
 remained strong
• Countries around the globe
 continue to invest in expanding
 their industrial infrastructure
 Sales   $30.2 million
   34%
 Operating Income     $4.1 million
    +100%

(a) Adjusted for (i) a $2.2 million or $0.14 net gain from a property sale in the FYE 2008, (ii) $0.2 million of non-recurring costs in the FYE 2007 related to the relocation of the Company’s Sethco and Mefiag business units and the expansion of the Company’s Netherlands and Telford, Pennsylvania facilities, (iii) a one time loss amounting to $0.2 million on the curtailment of pension benefits in the FYE 2007, and (iv) an increase in the estimated tax rate primarily related to a reduction in the tax benefit provided by R&D tax credits which amounted to $0.6 million in the FYE 2006, of which $0.5 million related to the three year period ended 1/31/2005
For FYE 1/31
(a)
(a)
(a)
(a)
(a)
Adjusted Net Income

For FYE 1/31
(a)
(a)
(a)
(a)
(a)
(a) Adjusted for (i) a $2.2 million or $0.14 net gain from a property sale in the FYE 2008, (ii) $0.2 million of non-recurring costs in the FYE 2007 related to the relocation of the Company’s Sethco and Mefiag business units and the expansion of the Company’s Netherlands and Telford, Pennsylvania facilities, (iii) a one time loss amounting to $0.2 million on the curtailment of pension benefits in the FYE 2007, and (iv) an increase in the estimated tax rate primarily related to a reduction in the tax benefit provided by R&D tax credits which amounted to $0.6 million in the FYE 2006, of which $0.5 million related to the three year period ended 1/31/2005
Adjusted EPS, Diluted

Net Income
(Millions)
$ 1.5
$ 1.9
2007
2008
(a)
Percent
Change
Net Sales
(Millions)
$21.4
$22.7
Earnings Per
Share (Dollars)
$ 0.10
$ 0.13
(a) Excluding the net gain of approximately $2.2 million on the sale of property previously associated with the
 Company’s Sethco business unit in Hauppauge, New York.
Ended 4/30
Bookings
(Millions)
$23.9
$28.0
28%
6%
30%
17%
(a)
First Quarter

Ended 4/30/2008
 Cash on Hand (Millions)
Current Ratio
Total Debt to Equity
$25.1
4.4
6.8%
$1.64 per
share
Financial Strength

$
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1
5
5
$
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1
6
6
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7
8
$
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.
1
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1
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2
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0
7
2
0
0
8
2
0
0
9
Current Yield = 1.6%
Projected
For FYE 1/31
• First quarter dividend of $0.055 per share payable on June 12, 2008
• A 9% increase over the prior year first quarter dividend
33 Straight Years of Dividends

Overview
• Best year in the Company’s history despite a
 weak economic environment

• Record high sales and earnings

• Strong momentum

• Strong pace of business activity

• Expanding operating margins

• Continue growth
• Increase international sales
• Improve operating margins
• Increase and improve product development
Fiscal 2008 Goals:
Delivering on Our Commitments

Continue Growth
• Sales exceeded $100 million for the first time
 in the Company’s history
• Third consecutive year of increased sales

For FYE 1/31/2008
$30,208,043
Central
America
2.2%
Other
1.4%
Caribbean
4.7%
Southeast Asia
4.9%
Africa &
Middle East
7.2%
North Pacific
11.6%
Canada
19.2%
South America
19.7%
Europe
29.2%
Increase International Sales
• International sales
 up 34%

• International sales
 accounted for 28% of
 total fiscal 2008 sales

Improve Operating Margins
• Gross margins increased 190 basis points
• SG&A decreased 90 basis points

• Record net income

Product Development
• Appointed full time Technical Director

• Expanded product offerings

New Products
• Duall introduced a new HLFW
 Hydro-Lance® wet particulate
 collector

• Systems successfully
 commissioned and started-up
 a thermal oxidizer revamp at
 an ethanol plant that is the
 first known facility to recover
 water from the flue gas

New Products
• Keystone introduced a unique,
 new patented GIANT® Filter
 housing and a new line of
 sub-micronic filter cartridges

• Fybroc expanded its 2530
 magnetic drive pump series to
 include a 4x6x13 pump size

New Products
• Mefiag introduced a high-
 capacity, high temperature
 filter line

• Strobic Air introduced a
 75 horsepower Tri-Stack™
 fan designed for high
 pressure and high flow

Third Party Recognition
• Met-Pro recognized
 for second
 consecutive year
 as one of America’s
 “200 Best Small
 Companies” by
 Forbes magazine
 According to Forbes,
 these companies
 “must pass thru a
 gauntlet to qualify
 for the list”

Third Party Recognition

Growth Strategies
• Increase penetration in existing markets
• Expand geographic reach

• Globally penetrate new markets

• New product development

• Strategic acquisitions and technology
 licensing agreements

• Global sourcing

• Strong customer focus

Growth Drivers
• Leading niche market company
 with established international brand
 name recognition
• Large installed base
• Improving cost structure
• Favorable regulatory environment
• Worldwide industrialization in
 emerging markets
• Reduction of energy consumption
• Upgrade and retro-fit opportunities
• End market expansion
• Process control and protection of
 downstream equipment
• Performance improvement

Margin Improvement Strategies
• Expand operating margin through:
 – Pricing power
 – Single source solutions
 – Global sourcing
 – Volume discounts
 – Consolidation
 – Improved project execution
 – Leverage operating expenses
 – Higher margin international sales

Summary
• Record sales and earnings
• Three consecutive years of rising sales ~
 exceeded $100 million for first time in history
• International brand recognition driving rapid global
 growth
• Growing base of installed equipment creates recurring
 demand for parts and consumables ~ 40% of sales
• Improved efficiencies, product mix, scale economies
 driving margin expansion
• Strong momentum
• Strong pace of business activity
• Strong balance sheet